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Travelers Insurance Company                                          EXHIBIT 5
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                                                                                                                TRAVELERS
                                                                                                            INDEX ANNUITY
                                                                                                     DATA COLLECTION FORM
Travelers Insurance Company - One Tower Square - Hartford, CT  06183-5030

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CONTRACT OWNER INFORMATION
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Name                                                   Address
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Date of Birth (DOB)
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SS#                            Sex  M |_|       F |_|
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U.S. Citizen  Y|_|   N |_|     The Owner stated above will be used for all correspondence and tax reporting purposes.

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Joint Owner (Nonqualified only)  |_|                   Relationship to Owner
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Name                                                   SS#                                            DOB
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ANNUITANT (IF DIFFERENT FROM OWNER, NONQUALIFIED ONLY)
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Name                                                   SS#                                            DOB
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Sex: M |_|  F |_|  If no Annuitant is specified, the Owner stated above will be the Annuitant.

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CONTINGENT ANNUITANT, IF ANY (NONQUALIFIED ONLY)       COMPLETE ONE OF THE TWO INVESTMENT OPTION SECTIONS BELOW:
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Name                               DOB                 1.  INVESTMENT OPTIONS                   PERCENTAGE OF PAYMENT
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BENEFICIARY INFORMATION                                Equity Index Portfolio              (TH)            %

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Full Name                                              EAFE Equity Index Fund              (TE)            %

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Relationship to Owner                                  Small Cap Index Fund                (TJ)            %

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TYPE OF PLAN                                           Travelers Cash Income Trust         (TK)            %

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|_| Nonqualified   |_| IRA rollover   |_| TSA rollover Travelers Fixed Account             (TF)            %

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                                                       Other                                               %

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REPLACEMENT INFORMATION                                                               TOTAL            100 %

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Will the contract applied for replace any existing     2.  PRINCIPAL PROTECTED INVESTMENT OPTIONS *
annuity contract or life insurance policy?
                          Y |_|   N  |_|               -------------------------------------------------------------------
                                                       Equity Index Portfolio              (TH)            %
If Yes, specify company name & contract number below:  Other                                               %
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                                                                                           TOTAL       100 %
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                                                       PURCHASE PAYMENT ($10,000 MIN.):   $
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DOLLAR COST AVERAGING: |_|Y |_|N   SYSTEMATIC WITHDRAWAL   *When electing the Principal Protected Investment Options, check
(NOT AVAILABLE WITH PRINCIPAL           |_|Y  |_|N         off the percentage of your purchase payment you want to protect:
PROTECTION) ATTACH COMPLETED FORM  Attach completed Form   |_| 90%          |_| 100%            |_| 115%
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Please check off the following if choosing the Enhanced Death Benefit Option: |_| Yes, I elect the Enhanced Death Benefit
(if not checked, you will receive the Standard Death Benefit)
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ACKNOWLEDGMENT: The contract will take effect when the first purchase payment is received and the application is approved in the Home Office of The Travelers. ALL PAYMENTS AND VALUES PROVIDED BY THE CONTRACT APPLIED FOR, WHEN BASED ON
INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT, ARE VARIABLE AND ARE NOT GUARANTEED AS TO A FIXED DOLLAR AMOUNT. No
Representative is authorized to make changes to the contract or application. I ACKNOWLEDGE RECEIPT OF A CURRENT
PROSPECTUS. In Nonqualified situations if the owner is a trust, I/we hereby certify the trust is solely for the benefit of a natural person and not a Deferred Compensation Plan.

For Nonqualified contracts, if the Owner dies and is survived by the Annuitant before an Annuity Option or an Income
Option payment begins, the surviving Joint Owner assumes full ownership of the contract and not the Beneficiary named by
Written Request.

NOTE: Any person who knowingly and with intent to injure, defraud, or deceive any insurer files a statement of claim containing any false, incomplete or misleading information, is guilty of a felony of the third degree.
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Owner's Signature                                          Date
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Joint Owner's Signature                                    City, State, Zip
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REPRESENTATIVE USE ONLY
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I acknowledge that all data representations and signatures were recorded by me or in my presence in response to my inquiry and request and that all such representations and signatures are accurate and valid to the best of my knowledge and
belief. Will the contract applied for replace any existing annuity contract or life insurance policy? Y |_| N |_|

SELECT ONE: A |_| B |_| C |_|

Please Include: Phone #: ( )                               Fax #: ( )
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Representative's Name                                      Date                             SS#
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Representative's Signature                                 Broker/Dealer
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L-21189-AS                                                                                                           7/97

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